Exhibit 99.2
SECOND QUARTER 2022

2 FORWARD - LOOKING STATEMENTS Except for historical information, certain matters discussed in this presentation may be forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements include but are not limited to all projections and anticipated levels of future performance. Forward - looking statements involve risks, uncertainties and other factors that may cause our actual results to differ materially from those discussed herein. Any number of factors could cause actual results to differ materially from projections or forward - looking statements, including without limitation, changes to global economic, social and political conditions, spending patterns of government agencies, competitive pressures, the impact of acquisitions and related integration activities, logistical challenges related to disruptions and delays, product liability claims, the success of new product introductions, currency exchange rate fluctuations and the risks of doin g business in the markets in which we operate, including foreign countries. More information on potential factors that could affect the Company’s financial results are more fully described from time to time in the Company’s public reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q, and Current Reports on Form 8 - K. All forward - looking statements included in this presentation are based upon information available to the Company as of the date of this presentation, and speak only as of the date hereof. We assume no obligation to update any forward - looking statements to reflect events or circumstances after the date of this presentation .. 2

TODAY’S PRESENTERS 3 BRAD WILLIAMS President BLAINE BROWERS Chief Financial Officer WARREN KANDERS Chief Executive Officer and Chairman of the Board

4 AGENDA • Q2 Review • Business Overview • Financial Summary • Full Year Outlook • Conclusion and Q&A

CONTINUED EXECUTION IN Q2

Cadre continues to deliver on strategic objectives in a challenging supply chain and inflationary environment

	Commentary:
Pricing Growth:	✓ ***Exceeded 1% target above material inflation***
Adjusted EBITDA Conversion:[1]	✓ ***Generated Adj. EBITDA conversion of 92% in Q2, at the high end of guidance range***
Q2 Mix:	x ***Duty gear and crowd control volume down, prior year large structural armor order***
Orders Backlog:	✓ ***Increased by $12.5 million in 2022; driven by acquisitions, higher demand for soft armor and U.S. Duty Gear***
M&A Execution:	✓ ***Completed acquisition of Cyalume Technologies***
Returned Capital to Shareholders:	✓ ***Paid fourth consecutive quarterly dividend of $0.08***
Healthy M&A Funnel:	✓ ***Continue to actively evaluate robust pipeline of opportunities***

CADRE HOLDINGS

1. Adj. EBITDA conversion (%) defined as (Adj. EBITDA – capital expenditure) / Adj. EBITDA. Adjusted EBITDA is a non-GAAP financial measure. See slide 21 for definitions and reconciliations to the nearest GAAP measures

5

6 MACRO TAILWINDS SUPPORT LONG TERM SUSTAINABLE GROWTH OPPORTUNITY Two - thirds of all NATO countries spend less than 2% of GDP targets on defense and security Amidst current geopolitical turmoil, European leaders have advocated for significant increases in defense budgets Police protection expenditures have continued to trend upward even during previous financial and industrial recessions Major US cities continue to increase police budgets The American Rescue Plan provides $350 billion to hire more police

7 7 • Budgets are healthy but police departments still struggling to fill open positions • Amid continued war in Ukraine, uptick in inquiries, which have resulted in small orders • Anticipate larger opportunities to provide safety and survivability equipment as conflict continues • Experiencing extended lead times with fabrics, electronic components and various raw materials • Run rate for holster demand has stabilized North American Law Enforcement Geopolitical Landscape Supply Chain Consumer LATEST MARKET TRENDS

8 BUSINESS STRATEGY TO ATTAIN & SUSTAIN EXCEPTIONAL RESULTS OPERATING MODEL EXCELLENCE MATURITY MODEL CADRE core values Leadership Capability & Management Processes Maturity Model = Cultural Transformation

9 20 20 13 CADRE'S KEY M&A CRITERIA Niche market No large - cap competition Leading market position Cost structure where material > labor Leading a nd d efensible technology High cost of substitution Mission - critical to customer Recurring revenue profile Asset - light Business Financial Market Strong brand recognition Attractive ROIC Resiliency through market c ycles CADRE'S KEY M&A CRITERIA 9

10 Over 60 years as a leading manufacturer of chemical light solutions .. Preeminent supplier of light sticks, chemi - luminescent ammunition and infra - red devices to US, NATO military forces, and commercial and law enforcement markets .. KEY M&A CRITERIA MET Leading market position Mission - critical to customer Strong brand recognition Asset light Attractive ROIC Resiliency thru market cycles Recurring revenue profile INTEGRATION ON TRACK • Completed analysis stage of 80/20 process to identify product line priorities • Cyalume and Cadre selling teams working collaboratively to optimize growth • Successfully implementing Cadre operating tools • First 100 - day functional teams on track Increases wallet share with current military, law enforcement and commercial customer base. Adds resilient recurring revenue stream to our portfolio. Route / Landing Markings Hazard Marking Search & Rescue Positioning ID of Man Overboard Identification of Personnel or Vehicles ACQUISITION OF CYALUME TECHNOLOGIES

SECOND QUARTER 2022 FINANCIAL PERFORMANCE Q2 2022 Q1 2022 Q2 2021 NET SALES $118.2M $104.4M $114.6M GROSS MARGIN 36.6% 38.5% 42.1% NET INCOME (LOSS) $4.4M / $0.12 per diluted share ($10.2M) / ($0.30) per diluted share $6.8M / $0.25 per diluted share ADJUSTED EBITDA 1 $18.4M $14.2M $20.5M ADJUSTED EBITDA MARGIN 1 15.6% 13.6% 17.9% 1. Non - GAAP financial measures. See slide 21 for definitions and reconciliations to the nearest GAAP measures • Achieved pricing growth that exceeded target, generated strong adjusted EBITDA conversion, and increased backlog • Increased net sales, net income, adjusted EBITDA, and adjusted EBITDA margin from Q1 to Q2 11

12 Net Sales / Adj. EBITDA Full Year Guidance for Net Sales / Adj. EBITDA NET SALES AND ADJUSTED EBITDA NET SALES ($MM) $427.3M $222.6M 1H22 FY 2022 Guidance Range $444M to $452M 2021 2022 YTD % Y/Y GROWTH 4.8 % at Guidance Midpoint ADJ. EBITDA 1 ($MM) $71.4M $32.6M 1H22 FY 2022 Guidance Range $72.5M to $77.5M 2021 2022 YTD % Y/Y GROWTH 5.0 % at Guidance Midpoint 1. A non - GAAP financial measure. See slide 21 for definitions and reconciliations to the nearest GAAP measures

13 Q2 2022 CAPITAL STRUCTURE 1. Non - GAAP financial measures. See slide 21 definitions and reconciliations to the nearest GAAP measures June 30, 2022 (in thousands) Cash and cash equivalents $ 28,862 Debt: Revolver $ — Current portion of long - term debt 10,321 Long - term debt 144,070 Capitalized discount/issuance costs (1,826) Total debt, net $ 152,565 Net debt (Total debt net of cash) $ 123,703 Total debt / LTM Adj. EBITDA (1) 2.4 Net debt / LTM Adj. EBITDA (1) 2.2 LTM Adj. EBITDA (1) $ 63,292

14 2022 MANAGEMENT OUTLOOK 2022 GUIDANCE NET SALES $444M to $452M Adj. EBITDA $72.5M to $77.5M Adj. EBITDA Conversion 92% to 95% 1. A non - GAAP financial measure. See slide 21 for definitions and reconciliations to the nearest GAAP measures

CONCLUSION 15 Accelerate Organic Revenue Growth Pursue M&A Opportunities Continuously Improve Gross and Adj. EBITDA Margins

16 APPENDIX

17 BALANCE SHEET 17 UNAUDITED (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS) June 30, 2022 December 31, 2021 Assets Current assets Cash and cash equivalents $ 28,862 $ 33,857 Accounts receivable, net of allowance for doubtful accounts of $817 and $645, respectively 56,521 48,344 Inventories 76,630 63,978 Prepaid expenses 6,932 10,353 Other current assets 5,956 3,171 Assets held for sale 251 278 Total current assets 175,152 159,981 Property and equipment, net of accumulated depreciation and amortization of $40,111 and $37,171, respectively 46,997 33,053 Deferred tax assets, net 8,133 7,059 Intangible assets, net 55,177 42,415 Goodwill 78,027 66,262 Other assets 5,990 3,026 Total assets $ 369,476 $ 311,796 Liabilities, Mezzanine Equity and Shareholders' Equity Current liabilities Accounts payable $ 29,145 $ 19,328 Accrued liabilities 35,896 40,736 Income tax payable 918 1,255 Liabilities held for sale 106 128 Current portion of long - term debt 10,321 13,174 Total current liabilities 76,386 74,621 Long - term debt 142,244 146,516 Deferred tax liabilities 3,589 1,297 Other liabilities 959 722 Total liabilities 223,178 223,156 Mezzanine equity Preferred stock ($0.0001 par value, 10,000,000 shares authorized, no shares issued and outstanding as of June 30, 2022 and Decem ber 31, 2021) — — Shareholders' equity Common stock ($0.0001 par value, 190,000,000 shares authorized, 37,032,271 and 34,383,350 shares issued and outstanding as of Ju ne 30, 2022 and December 31, 2021, respectively) 4 3 Additional paid - in capital 194,704 127,606 Accumulated other comprehensive loss (105) (1,917) Accumulated deficit (48,305) (37,052) Total shareholders’ equity 146,298 88,640 Total liabilities, mezzanine equity and shareholders' equity $ 369,476 $ 311,796

18 STATEMENT OF OPERATIONS 18 UNAUDITED (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS) Three Months Ended June 30, Six Months Ended June 30, 2022 2021 2022 2021 Net sales $ 118,232 $ 114,561 $ 222,638 $ 225,097 Cost of goods sold 75,011 66,333 139,228 132,910 Gross profit 43,221 48,228 83,410 92,187 Operating expenses Selling, general and administrative 32,749 31,444 86,699 59,495 Restructuring and transaction costs 1,203 1,219 1,802 1,540 Related party expense 1,112 142 1,234 295 Total operating expenses 35,064 32,805 89,735 61,330 Operating income (loss) 8,157 15,423 (6,325) 30,857 Other expense Interest expense (1,439) (5,621) (2,929) (10,665) Other expense, net (756) (485) (961) (529) Total other expense, net (2,195) (6,106) (3,890) (11,194) Income (loss) before provision for income taxes 5,962 9,317 (10,215) 19,663 (Provision) benefit for income taxes (1,517) (2,502) 4,495 (5,984) Net income (loss) $ 4,445 $ 6,815 $ (5,720) $ 13,679 Net income (loss) per share: Basic $ 0.13 $ 0.25 $ (0.16) $ 0.50 Diluted $ 0.12 $ 0.25 $ (0.16) $ 0.50 Weighted average shares outstanding: Basic 35,320,314 27,483,350 34,888,703 27,483,350 Diluted 35,688,620 27,483,350 34,888,703 27,483,350

19 STATEMENT OF CASH FLOWS 19 UNAUDITED (IN THOUSANDS) Continued on next slide Six Months Ended June 30, 2022 2021 Cash Flows From Operating Activities: Net (loss) income $ (5,720) $ 13,679 Adjustments to reconcile net (loss) income to net cash provided by operating activities: Depreciation and amortization 7,380 7,020 Amortization of original issue discount and debt issue costs 367 2,029 Amortization of inventory step - up 1,344 — Deferred income taxes (4,594) 4,607 Stock - based compensation 26,327 — Provision for (recoveries from) losses on accounts receivable 240 (308) Foreign exchange loss 1,107 (267) Changes in operating assets and liabilities, net of impact of acquisitions: Accounts receivable (3,243) (2,429) Inventories (1,461) (7,124) Prepaid expenses and other assets 3,616 2,292 Accounts payable and other liabilities (345) 9,208 Net cash provided by operating activities 25,018 28,707 Cash Flows From Investing Activities: Purchase of property and equipment (2,473) (1,506) Business acquisitions, net of cash acquired (55,039) — Net cash used in investing activities (57,512) (1,506)

20 STATEMENT OF CASH FLOWS - CONTINUED 20 UNAUDITED (IN THOUSANDS) Six Months Ended June 30, 2022 2021 Cash Flows From Financing Activities: Proceeds from revolving credit facilities 48,000 176,548 Principal payments on revolving credit facilities (48,000) (176,548) Principal payments on term loans (5,009) (13,687) Principal payments on insurance premium financing (2,853) (1,225) Payment of capital leases (22) (21) Taxes paid in connection with employee stock transactions (6,216) — Proceeds from secondary offering, net of underwriter discounts 49,703 — Deferred offering costs (2,715) — Dividends distributed (5,533) — Net cash provided by (used in) financing activities 27,355 (14,933) Effect of foreign exchange rates on cash and cash equivalents 144 42 Change in cash and cash equivalents (4,995) 12,310 Cash and cash equivalents, beginning of period 33,857 2,873 Cash and cash equivalents, end of period $ 28,862 $ 15,183 Supplemental Disclosure of Cash Flows Information: Cash paid for income taxes, net $ 241 $ 473 Cash paid for interest $ 2,330 $ 8,524 Supplemental Disclosure of Non - Cash Investing and Financing Activities: Accruals and accounts payable for capital expenditures $ 17 $ —

NON-GAAP RECONCILIATION

(IN THOUSANDS)

	Year ended December 31, 2021	Three Months Ended March 31, 2022	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021	Six Months Ended June 30, 2022	Six Months Ended June 30, 2021	Last Twelve Months June 30, 2022
Net income (loss)	$ 12,661	$ (10,165)	$ 4,445	$ 6,815	$ (5,720)	$ 13,679	$ (6,738)
Add back:							
Depreciation and amortization	13,718	3,544	3,836	3,481	7,380	7,020	14,078
Interest expense	16,425	1,490	1,439	5,621	2,929	10,665	8,689
Provision (benefit) for income taxes	6,531	(6,012)	1,517	2,502	(4,495)	5,984	(3,948)
EBITDA	**$ 49,335**	**$ (11,143)**	**$ 11,237**	**$ 18,419**	**$ 94**	**$ 37,348**	**$ 12,081**
Add back:							
Restructuring and transaction costs[1]	3,430	599	2,203	1,219	2,802	1,540	4,692
Loss on extinguishment of debt[2]	15,155	—	—	—	—	—	15,155
Other expense, net[3]	947	205	756	485	961	529	1,379
Stock-based compensation expense[4]	355	23,723	2,818	—	26,541	—	26,896
Stock-based compensation payroll tax expense[5]	—	298	7	—	305	—	305
LTIP bonus[6]	2,162	384	174	328	558	1,280	1,440
Amortization of inventory step-up[7]	—	153	1,191	—	1,344	—	1,344
Adjusted EBITDA	**$ 71,384**	**$ 14,219**	**$ 18,386**	**$ 20,451**	**$ 32,605**	**$ 40,697**	**$ 63,292**
Less: Capital expenditures	(3,029)	(1,069)	(1,421)	(718)	(2,490)	(1,506)	(4,013)
Adjusted EBITDA less capital expenditures	$ 68,355	$ 13,150	$ 16,965	$ 19,733	$ 30,115	$ 39,191	$ 59,279
Adjusted EBITDA conversion rate[8]	**96%**	**92%**	**92%**	**96%**	**92 %**	**96 %**	**94 %**
Adjusted EBITDA margin[9]	**16.7%**	**13.6%**	**15.6%**	**17.9%**	**14.6 %**	**18.1 %**	

1. Reflects the "Restructuring and transaction costs" line item on our consolidated statement of operations, which primarily includes transaction costs composed of legal and consulting fees, and $1.0 million paid to Kanders & Company, Inc., a company controlled by our Chief Executive Officer, for services related to the acquisition of Cyalume, which is included in related party expense in the Company's consolidated statements of operations and comprehensive income (loss).
2. Reflects losses incurred in connection with the August 2021 debt refinance.
3. Reflects the "Other expense, net" line item on our consolidated statement of operations. For the three and six months ended June 30, 2022 and 2021, other expense, net primarily includes losses on foreign currency transactions.
4. Reflects compensation expense related to equity and liability classified stock-based compensation plans.
5. Reflects payroll taxes associated with vested stock-based compensation awards.
6. Reflects the cost of a cash-based long-term incentive plan awarded to employees that vests over three years.
7. Reflects amortization expense related to the step-up inventory adjustment recorded as part of the recent acquisitions.
8. Reflects (Adjusted EBITDA less capital expenditures) / Adjusted EBITDA.
9. Reflects Adjusted EBITDA / Net Sales for the relevant periods.

CADRE HOLDINGS

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